UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08621

Name of Fund:  BlackRock MuniHoldings New Jersey Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock MuniHoldings New Jersey Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 882-0052

Date of fiscal year end: 07/31/07

Date of reporting period: 08/01/06 - 07/31/07

Item 1 -   Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


Annual Reports


JULY 31, 2007


BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ)



(BLACKROCK logo)



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



These reports, including the financial information herein, are transmitted to shareholders of BlackRock MuniHoldings Fund II, Inc. and BlackRock MuniHoldings New Jersey Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock MuniHolidngs Fund II, Inc.
BlackRock MuniHoldings New Jersey Insured Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!



BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings New Jersey Insured Fund, Inc.


Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.



Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.



ANNUAL REPORTS                                                    JULY 31, 2007



A Letter to Shareholders


Dear Shareholder

As the July reporting period closed, financial markets were rattled by ongoing problems in the credit markets, particularly those associated with the subprime mortgage industry. While this has been an issue for much of 2007, recent headlines and some high-profile credit collapses reignited concerns that credit problems could spill over into the broader economy and derail global financial markets. Although volatility has reared its head throughout the year, the fundamental market and economic backdrop has been little changed. U.S. economic activity has decelerated, led by a slowdown in the housing market, but economies outside the United States remain robust, which has been a boon for U.S. exports. Through July, the Federal Reserve Board had kept the target short-term interest rate on hold at 5.25%.

For the most part, equities continued to find support in robust merger-and-acquisition activity, a healthy global economy, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds generally prevailed over such headwinds as the weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average to post new record highs in mid-July before succumbing to the latest market correction.

Meanwhile, mixed economic signals and the credit market debacle have made for a volatile backdrop for fixed income, with investors fleeing from bonds associated with the housing and credit markets in favor of higher-quality Treasury bonds. As a result, the 10-year Treasury yield, which touched 5.30% in June (its highest level in five years), fell to nearly 4.75% by period-end. Prices correspondingly rose, reflecting the investor flight to quality. Against this backdrop, financial markets posted mixed results for the six-month period ended July 31, 2007, but continued to exhibit relative strength when measured over the past year:


Total Returns as of July 31, 2007                                                      6-month       12-month
U.S. equities (S&P 500 Index)                                                           +2.10%        +16.13%
Small cap U.S. equities (Russell 2000 Index)                                            -2.47         +12.12
International equities (MSCI Europe, Australasia, Far East Index)                       +8.38         +23.91
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                                +1.86         + 5.58
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                          +1.17         + 4.27
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)        -1.75         + 6.44

   Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.


We expect market volatility to linger through the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



ANNUAL REPORTS                                                    JULY 31, 2007



Fund Summary as of July 31, 2007           BlackRock MuniHoldings Fund II, Inc.


Fund Information


Symbol on New York Stock Exchange                                  MUH
Initial Offering Date                                       February 27, 1998
Yield on Closing Market Price as of 7/31/07 ($13.99)*             5.40%
Current Monthly Distribution per share of Common Stock**          $.063
Current Annualized Distribution per share of Common Stock**       $.756
Leverage as of 7/31/07***                                         34.50%

   * Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
     Past performance does not guarantee future results.

  ** The distribution is not constant and is subject to change.

 *** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).


The table below summarizes the changes in the Fund's market price and net asset value per share:


                  7/31/07    7/31/06      Change     High      Low

Market Price       $13.99     $14.12      (.92%)    $15.23    $13.81
Net Asset Value    $14.78     $14.82      (.27%)    $15.33    $14.63


The following charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:



Portfolio Composition

Sector                           7/31/07        7/31/06

Hospital                           21%            15%
City/County/State                  16             16
Transportation                     11             11
Sales Tax                          10             11
IDB/PCR                             9             10
Power                               6              7
Waste/Pollution                     6              6
Schools                             6              8
Tobacco                             5              5
Lease Revenue                       5              5
Housing                             3              4
Resource Recovery                   2              2


Credit Quality Allocations*

Credit Rating                    7/31/07        7/31/06

AAA/Aaa                            43%            45%
AA/Aa                              11              8
A/A                                14             12
BBB/Baa                            12             15
BB/Ba                               1              1
B/B                                 1              1
CCC/Caa                             2              2
NR (Not Rated)                     16             16

 * Using the highest of S&P's, Moody's or Fitch's ratings.



ANNUAL REPORTS                                                    JULY 31, 2007



Fund Summary as of July 31, 2007
                           BlackRock MuniHoldings New Jersey Insured Fund, Inc.



Fund Information

Symbol on New York Stock Exchange                                  MUJ
Initial Offering Date                                         March 11, 1998
Yield on Closing Market Price as of 7/31/07 ($14.40)*             4.92%
Current Monthly Distribution per share of Common Stock**          $.059
Current Annualized Distribution per share of Common Stock**       $.708
Leverage as of 7/31/07***                                         39.13%

   * Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

  ** The distribution is not constant and is subject to change.

 *** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).


The table below summarizes the changes in the Fund's market price and net asset value per share:


                  7/31/07    7/31/06      Change     High      Low

Market Price       $14.40     $14.98     (3.87%)    $15.76    $13.83
Net Asset Value    $14.86     $14.91      (.34%)    $15.55    $14.55


The following charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:


Portfolio Composition


Sector                           7/31/07        7/31/06

Transportation                     32%            30%
School                             16             13
City/County/State                  15             19
Lease Revenue                       9             10
Hospital                            8              8
Sales Tax                           8              7
Housing                             4              4
IDR/PCR                             3              4
Power                               2              2
Water/Sewer                         2              2
Tobacco                             1              1



Credit Quality Allocations*


Credit Rating     7/31/07    7/31/06

AAA/Aaa             89%        89%
AA/Aa                3          3
A/A                  4          4
BBB/Baa              4          4
BB/Ba               --**        --

  * Using the highest of S&P's, Moody's or Fitch's ratings.

 ** Amount is less than one percent.



ANNUAL REPORTS                                                    JULY 31, 2007


The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of July 31, 2007, BlackRock MuniHoldings Fund II, Inc. and BlackRock MuniHoldings New Jersey Insured Fund, Inc. had leverage amounts, due to Auction Market Preferred Stock, of 34.50% and 39.13% of total net assets, respectively, before the deduction of Preferred Stock.

As a part of its investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will de-crease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. (See Note 1(c) to Financial Statements for details of municipal bonds held in trust.)



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



ANNUAL REPORTS                                                    JULY 31, 2007



Schedule of Investments as of July 31, 2007

                        BlackRock MuniHoldings Fund II, Inc.     (in Thousands)

     Face
   Amount    Municipal Bonds                                          Value

Alabama--3.4%

             Birmingham, Alabama, Special Care Facilities
               Financing Authority, Revenue Refunding Bonds
               (Ascension Health Credit), Series C-2:
 $  1,145       5% due 11/15/2036                                     $   1,150
      835       5% due 11/15/2039                                           837
    3,450    Jefferson County, Alabama, Limited Obligation School
               Warrants, Series A, 5% due 1/01/2024                       3,559


Arizona--4.6%

    1,000    Arizona Health Facilities Authority Revenue Bonds
               (Catholic Healthcare West), Series A, 6.625%
               due 7/01/2010 (h)                                          1,084
    1,365    Maricopa County, Arizona, IDA, Education Revenue
               Bonds (Arizona Charter Schools Project 1), Series A,
               6.50% due 7/01/2012                                        1,360
    2,060    Phoenix, Arizona, IDA, Airport Facility, Revenue
               Refunding Bonds (America West Airlines Inc. Project),
               AMT, 6.30% due 4/01/2023                                   2,081
      980    Pima County, Arizona, IDA, Education Revenue Bonds
               (Arizona Charter Schools Project), Series C, 6.75%
               due 7/01/2031                                              1,030
    1,000    Pinal County, Arizona, COP, 5% due 12/01/2029                1,009
      980    Show Low, Arizona, Improvement District Number 5,
             Special Assessment Bonds, 6.375% due 1/01/2015                 995


Arkansas--0.6%

    1,000    University of Arkansas, University Construction
               Revenue Bonds (UAMS Campus), Series B, 5%
               due 11/01/2022 (d)                                         1,048


California--20.8%

    2,000    Benicia, California, Unified School District, GO,
               Refunding, Series A, 5.615% due 8/01/2020 (b)(p)           1,113
    4,100    California Health Facilities Financing Authority
               Revenue Bonds (Sutter Health), Series A, 5.25%
               due 11/15/2046                                             4,214
    2,900    California State, GO, Refunding, 5% due 6/01/2032            2,986
    5,200    California State Public Works Board, Lease Revenue
               Bonds (Department of Corrections), Series C, 5.25%
               due 6/01/2028                                              5,410
    1,000    East Side Union High School District, California,
               Santa Clara County, GO (Election of 2002), Series D,
               5% due 8/01/2020 (i)                                       1,057
      870    Golden State Tobacco Securitization Corporation of
               California, Tobacco Settlement Revenue Bonds,
               Series A-3, 7.875% due 6/01/2013 (h)                       1,046
      670    Golden State Tobacco Securitization Corporation of
               California, Tobacco Settlement Revenue Refunding
               Bonds, Senior Series A-1, 5.125% due 6/01/2047               624
    1,750    Poway, California, Unified School District, Special
               Tax (Community Facilities District Number 6 Area),
               Series A, 6.125% due 9/01/2033                             1,813



     Face
   Amount    Municipal Bonds                                          Value

California (concluded)

             San Marino, California, Unified School District, GO,
               Series A (d)(p):
 $  1,820       5.50% due 7/01/2017                                   $   1,185
    1,945       5.55% due 7/01/2018                                       1,204
    2,070       5.60% due 7/01/2019                                       1,217
    5,525    Sequoia, California, Unified High School District, GO,
               Refunding, Series B, 5.50% due 7/01/2035 (c)               6,033
    4,925    Tracy, California, Area Public Facilities Financing
               Agency, Special Tax Refunding Bonds (Community
               Facilities District Number 87-1), Series H, 5.875%
               due 10/01/2019 (d)                                         5,221
    1,250    Tustin, California, Unified School District, Senior
               Lien Special Tax Bonds (Community Facilities
               District Number 97-1), Series A, 5% due
               9/01/2032 (c)                                              1,279


Colorado--1.6%

    1,675    Elk Valley, Colorado, Public Improvement Revenue
               Bonds (Public Improvement Fee), Series A, 7.10%
               due 9/01/2014                                              1,770
      860    Plaza Metropolitan District Number 1, Colorado,
               Tax Allocation Revenue Bonds (Public Improvement
               Fees), 8.125% due 12/01/2025                                 863


Florida--7.7%

    1,625    Ballantrae, Florida, Community Development District,
               Capital Improvement Revenue Bonds, 6% due 5/01/2035        1,691
    2,100    Highlands County, Florida, Health Facilities
               Authority, Hospital Revenue Refunding Bonds
               (Adventist Health System), Series G, 5.125% due
               11/15/2032                                                 2,113
    1,765    Miami-Dade County, Florida, Subordinate Special
               Obligation Revenue Bonds, Series A, 5.24%
               due 10/01/2037 (d)(p)                                        377
    2,450    Midtown Miami, Florida, Community Development
               District, Special Assessment Revenue Bonds,
               Series A, 6.25% due 5/01/2037                              2,494
    2,400    Orange County, Florida, Health Facilities Authority,
               Hospital Revenue Bonds (Orlando Regional
               Healthcare), 6% due 12/01/2012 (h)                         2,637
    1,515    Orlando, Florida, Greater Orlando Aviation Authority,
               Airport Facilities Revenue Bonds (JetBlue Airways
               Corp.), AMT, 6.50% due 11/15/2036                          1,579
      525    Palm Coast Park Community Development District,
               Florida, Special Assessment Revenue Bonds, 5.70%
               due 5/01/2037                                                529
    1,255    Preserve at Wilderness Lake, Florida, Community
               Development District, Capital Improvement Bonds,
               Series A, 5.90% due 5/01/2034                              1,275


Georgia--3.6%

    1,250    Atlanta, Georgia, Tax Allocation Bonds (Atlantic
               Station Project), 7.90% due 12/01/2024                     1,365
    1,535    Brunswick and Glynn County, Georgia, Development
               Authority, First Mortgage Revenue Bonds (Coastal
               Community Retirement Corporation Project),
               Series A, 7.25% due 1/01/2035 (p)                          1,211




Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
CABS   Capital Appreciation Bonds
COP    Certificates of Participation
EDA    Economic Development Authority
EDR    Economic Development Revenue Bonds
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
S/F    Single Family
VRDN   Variable Rate Demand Notes



ANNUAL REPORTS                                                    JULY 31, 2007



Schedule of Investments (continued)        BlackRock MuniHoldings Fund II, Inc.

                                                                 (in Thousands)

     Face
   Amount    Municipal Bonds                                          Value

Georgia (concluded)

 $  1,945    Fulton County, Georgia, Development Authority, PCR
               (General Motors Corporation), Refunding, VRDN,
               7.50% due 4/01/2010 (j)(m)                             $   1,945
    1,250    Milledgeville-Baldwin County, Georgia, Development
               Authority Revenue Bonds (Georgia College and
               State University Foundation), 5.50% due
               9/01/2014 (h)                                              1,379


Idaho--1.3%

    2,000    Power County, Idaho, Industrial Development
               Corporation, Solid Waste Disposal Revenue Bonds (FMC
               Corporation Project), AMT, 6.45% due 8/01/2032             2,100


Illinois--2.2%

    1,000    Chicago, Illinois, Special Assessment Bonds (Lake
               Shore East), 6.75% due 12/01/2032                          1,070
    2,000    Illinois HDA, Homeowner Mortgage Revenue Bonds,
               AMT, Sub-Series C-2, 5.25% due 8/01/2022                   2,027
      500    Illinois State Finance Authority Revenue Bonds
               (Landing At Plymouth Place Project), Series A,
               6% due 5/15/2025                                             523


Louisiana--2.3%

    2,500    Louisiana Public Facilities Authority, Hospital
             Revenue Bonds (Franciscan Missionaries of Our Lady
             Health System, Inc.), Series A, 5.25% due 8/15/2036          2,533
    1,275    New Orleans, Louisiana, Financing Authority Revenue
               Bonds (Xavier University of Louisiana Project), 5.30%
               due 6/01/2026 (d)                                          1,323


Maine--2.1%

    3,425    Maine State Housing Authority, Mortgage Purchase
               Revenue Refunding Bonds, Series B, 5.30%
               due 11/15/2023                                             3,512


Maryland--1.1%

      800    Baltimore, Maryland, Wastewater Project Revenue
               Bonds, Series D, 5% due 7/01/2037 (a)                        834
    1,050    Maryland State Energy Financing Administration, Limited
               Obligation Revenue Bonds (Cogeneration-AES Warrior
               Run), AMT, 7.40% due 9/01/2019                             1,053


Massachusetts--4.6%

             Massachusetts State Development Finance Agency
               Revenue Bonds (Neville Communities Home),
               Series A (f):
      600       5.75% due 6/20/2022                                         662
    1,500       6% due 6/20/2044                                          1,652
    2,100    Massachusetts State, HFA, Housing Revenue Bonds, AMT,
               Series A, 5.25% due 12/01/2048                             2,109
    3,000    Massachusetts State School Building Authority, Dedicated
               Sales Tax Revenue Bonds, Series A, 5% due 8/15/2030 (c)    3,121


Michigan--0.7%

    1,100    Flint, Michigan, Hospital Building Authority, Revenue
               Refunding Bonds (Hurley Medical Center), Series A,
               6% due 7/01/2020 (k)                                       1,177


Minnesota--7.1%

    1,680    Minneapolis, Minnesota, Community Development
               Agency, Supported Development Revenue Refunding
               Bonds (Common Bond), Series G-3, 5.35%
               due 12/01/2011 (h)                                         1,779
    4,220    Minnesota State Municipal Power Agency, Electric
               Revenue Bonds, 5.25% due 10/01/2021                        4,452
             Rockford, Minnesota, Independent School District
               Number 883, GO (c):
    2,870       5.60% due 2/01/2019                                       2,987
    2,390       5.60% due 2/01/2020                                       2,487



     Face
   Amount    Municipal Bonds                                          Value

Mississippi--1.5%

             Mississippi Business Finance Corporation, Mississippi,
               PCR, Refunding (System Energy Resources Inc.
               Project):
 $  2,000       5.875% due 4/01/2022                                  $   2,020
      500       5.90% due 5/01/2022                                         505


Missouri--1.9%

      950    Fenton, Missouri, Tax Increment Revenue Refunding
               and Improvement Bonds (Gravois Bluffs), 7%
               due 10/01/2011 (h)                                         1,071
    1,000    Kansas City, Missouri, IDA, First Mortgage Health
               Facilities Revenue Bonds (Bishop Spencer Place),
               Series A, 6.50% due 1/01/2035                              1,047
    1,000    Missouri State Development Finance Board, Infrastructure
               Facilities Revenue Refunding Bonds (Branson), Series A,
               5.50% due 12/01/2032                                       1,033


New Jersey--11.5%

             New Jersey EDA, Cigarette Tax Revenue Bonds:
    4,050       5.75% due 6/15/2029                                       4,312
    1,890       5.50% due 6/15/2031                                       1,976
             New Jersey EDA, Retirement Community Revenue
               Bonds (h):
    1,000       (Cedar Crest Village Inc. Facility), Series A, 7.25%
                due 11/15/2011                                            1,135
    2,000       (Seabrook Village Inc.), Series A, 8.125%
                due 11/15/2010                                            2,278
    2,000    New Jersey EDA, Special Facility Revenue Bonds
               (Continental Airlines Inc. Project), AMT, 6.625%
               due 9/15/2012                                              2,104
    2,375    New Jersey Health Care Facilities Financing Authority
               Revenue Bonds (South Jersey Hospital), 6%
               due 7/01/2012 (h)                                          2,586
    2,500    New Jersey State Turnpike Authority, Turnpike Revenue
               Bonds, Series C, 5% due 1/01/2030 (c)                      2,594
    1,725    Tobacco Settlement Financing Corporation of New Jersey,
               Asset-Backed Revenue Bonds, 7% due 6/01/2013 (h)           1,998


New Mexico--4.0%

    3,675    Farmington, New Mexico, PCR, Refunding (Public Service
               Company of New Mexico--San Juan Project), Series A,
               5.80% due 4/01/2022                                        3,697
    2,675    New Mexico Finance Authority, Senior Lien State
               Transportation Revenue Bonds, Series A, 5.125%
               due 6/15/2018 (d)                                          2,833


New York--11.5%

      900    Dutchess County, New York, IDA, Civic Facility Revenue
               Refunding Bonds (Saint Francis Hospital), Series A,
               7.50% due 3/01/2029                                          986
      415    New York City, New York, City IDA, Civic Facility Revenue
               Bonds, Series C, 6.80% due 6/01/2028                         450
             New York City, New York, City IDA, Special Facility
               Revenue Bonds (Continental Airlines Inc.
               Project), AMT:
      525       8% due 11/01/2012                                           568
      525       8.375% due 11/01/2016                                       575
    3,855    New York City, New York, Sales Tax Asset Receivable
               Corporation Revenue Bonds, Series A, 5%
               due 10/15/2020 (d)                                         4,047
    2,725    New York State Dormitory Authority Revenue Bonds
               (School Districts Financing Program), Series D, 5.25%
               due 10/01/2023 (d)                                         2,876



ANNUAL REPORTS                                                    JULY 31, 2007



Schedule of Investments (continued)        BlackRock MuniHoldings Fund II, Inc.

                                                                 (in Thousands)

     Face
   Amount    Municipal Bonds                                          Value

New York (concluded)

             Tobacco Settlement Financing Corporation of New York
               Revenue Bonds:
 $  1,100       Series A-1, 5.50% due 6/01/2015                       $   1,143
    2,400       Series A-1, 5.50% due 6/01/2018                           2,544
    2,750       Series C-1, 5.50% due 6/01/2020 (b)                       2,942
    1,100       Series C-1, 5.50% due 6/01/2022                           1,169
    1,575    Westchester County, New York, IDA, Continuing Care
               Retirement, Mortgage Revenue Bonds (Kendal on
               Hudson Project), Series A, 6.50% due 1/01/2034             1,652


North Carolina--1.3%

    2,000    North Carolina Eastern Municipal Power Agency,
               Power System Revenue Bonds, Series D, 6.75%
               due 1/01/2026                                              2,123


Oklahoma--0.9%

    1,315    Oklahoma State Development Finance Authority,
               Revenue Refunding Bonds (Saint John Health
               System), 5% due 2/15/2042                                  1,315
      110    Oklahoma State Housing Finance Agency, S/F Mortgage
               Revenue Bonds (Homeownership Loan Program),
               Series D-2, AMT, 6.25% due 9/01/2029 (f)(g)                  112


Pennsylvania--4.0%

    2,750    Pennsylvania Economic Development Financing Authority,
               Exempt Facilities Revenue Bonds (National Gypsum
               Company), AMT, Series A, 6.25% due 11/01/2027              2,857
      540    Philadelphia, Pennsylvania, Authority for IDR,
               Commercial Development, 7.75% due 12/01/2017                 541
    2,630    Sayre, Pennsylvania, Health Care Facilities Authority,
               Revenue Bonds (Guthrie Healthcare System), Series B,
               7.125% due 12/01/2011 (h)                                  3,130


Rhode Island--1.5%

    2,190    Rhode Island State Health and Educational Building
               Corporation, Hospital Financing Revenue Bonds
               (Lifespan Obligation Group), 6.50%
               due 8/15/2012 (h)                                          2,447


South Carolina--2.8%

    2,080    Medical University Hospital Authority, South Carolina,
               Hospital Facilities Revenue Refunding Bonds, Series A,
               6.375% due 8/15/2012 (h)                                   2,319
    2,000    South Carolina Jobs, EDA, EDR (Westminster Presbyterian
               Center), 7.75% due 11/15/2010 (h)                          2,272


South Dakota--0.8%

    1,350    South Dakota State Health and Educational Facilities
               Authority Revenue Bonds (Sanford Health), 5%
               due 11/01/2040                                             1,352


Tennessee--5.6%

      600    Blount County, Tennessee, Public Building Authority,
               Local Government Public Improvement Revenue
               Bonds, VRDN, Series A-2F, 3.72%
               due 6/01/2021 (a)(j)                                         600
    2,200    Hardeman County, Tennessee, Correctional Facilities
               Corporation Revenue Bonds, Series B, 7.375%
               due 8/01/2017                                              2,245
             Shelby County, Tennessee, Health, Educational and
               Housing Facility Board, Hospital Revenue Refunding
               Bonds:
    3,450       (Methodist Healthcare), 6.50% due 9/01/2012 (h)           3,870
    2,500       (Saint Jude Children's Research Hospital), 5%
                due 7/01/2031                                             2,518



     Face
   Amount    Municipal Bonds                                          Value

Texas--8.7%

 $  2,665    Austin, Texas, Convention Center Revenue Bonds
               (Convention Enterprises Inc.), First Tier, Series A,
               6.70% due 1/01/2011 (h)                                $   2,904
    2,500    Brazos River, Texas, Harbor Navigation District,
               Brazoria County Environmental Revenue Refunding
               Bonds (Dow Chemical Company Project), AMT,
               Series A-7, 6.625% due 5/15/2033                           2,665
      800    Harris County, Texas, Health Facilities Development
               Corporation, Hospital Revenue Bonds (Texas
               Children's Hospital), VRDN, Series B-1, 3.70%
               due 10/01/2029 (d)(j)                                        800
    1,300    Houston, Texas, Health Facilities Development
               Corporation, Retirement Facility Revenue Bonds
               (Buckingham Senior Living Community), Series A,
               7.125% due 2/15/2034                                       1,537
    2,965    Matagorda County, Texas, Navigation District
               Number 1, Revenue Refunding Bonds (Reliant
               Energy Inc.), Series C, 8% due 5/01/2029                   3,083
    1,100    Port Corpus Christi, Texas, Individual Development
               Corporation, Environmental Facilities Revenue Bonds
               (Citgo Petroleum Corporation Project), AMT, 8.25%
               due 11/01/2031                                             1,124
             SA Energy Acquisition Public Facilities Corporation,
               Texas, Gas Supply Revenue Bonds:
    1,130       5.50% due 8/01/2023                                       1,205
    1,035       5.50% due 8/01/2024                                       1,105


Vermont--0.6%

    1,000    Vermont Educational and Health Buildings Financing
               Agency, Revenue Bonds (Developmental and Mental
               Health), Series A, 6.50% due 6/15/2032                     1,045


Virginia--11.1%

      425    Chesterfield County, Virginia, IDA, PCR (Virginia
               Electric and Power Company), Series A, 5.875%
               due 6/01/2017                                                451
      575    Chesterfield County, Virginia, IDA, PCR, Refunding
               (Virginia Electric and Power Company), Series B,
               5.875% due 6/01/2017                                         612
    5,000    Fairfax County, Virginia, EDA, Resource Recovery
               Revenue Refunding Bonds, AMT, Series A, 6.10%
               due 2/01/2011 (a)                                          5,345
   18,400    Pocahontas Parkway Association, Virginia, Toll Road
               Revenue Bonds, Senior-Series B, 7.35%
               due 8/15/2008 (h)(p)                                       5,020
    2,185    Tobacco Settlement Financing Corporation of
               Virginia, Asset-Backed Revenue Bonds, 5.625%
               due 6/01/2015 (h)                                          2,413
    1,095    Virginia State, HDA, Rental Housing Revenue Bonds,
               AMT, Series B, 5.625% due 8/01/2011                        1,131
    3,200    Virginia State, HDA, Revenue Bonds, AMT, Series D, 6%
               due 4/01/2024                                              3,287


Washington--0.6%

    1,015    Seattle, Washington, Housing Authority Revenue
               Bonds (Replacement Housing Project), 6.125%
               due 12/01/2032                                             1,036


Wisconsin--1.5%

             Wisconsin State Health and Educational Facilities Authority
               Revenue Bonds:
    1,100       (ProHealth Care, Inc.), VRDN, Series B, 3.64%
                due 8/15/2030 (a)(j)                                      1,100
    1,360       (SynergyHealth Inc.), 6% due 11/15/2032                   1,438



ANNUAL REPORTS                                                    JULY 31, 2007



Schedule of Investments (concluded)        BlackRock MuniHoldings Fund II, Inc.

                                                                 (in Thousands)

     Face
   Amount    Municipal Bonds                                          Value

Puerto Rico--3.4%

 $  1,945    Puerto Rico Commonwealth Highway and Transportation
               Authority, Transportation Revenue Refunding Bonds,
               Series N, 5.25% due 7/01/2036 (o)                      $   2,146
    1,550    Puerto Rico Industrial, Medical and Environmental
               Pollution Control Facilities Financing Authority, Special Facilities Revenue Bonds (American Airlines Inc.),
               Series A, 6.45% due 12/01/2025                             1,574
   13,940    Puerto Rico Sales Tax Financing Corporation, Sales
               Tax Revenue Refunding Bonds, Series A, 5.06%
               due 8/01/2047 (a)(p)                                       1,930


U.S. Virgin Islands--1.7%

    2,680    Virgin Islands Government Refinery Facilities, Revenue
               Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
               due 7/01/2021                                              2,875

             Total Municipal Bonds
             (Cost--$217,254)--138.6%                                   228,852



             Municipal Bonds Held in Trust (e)

California--3.3%

    5,130    California Pollution Control Financing Authority,
               PCR, Refunding (Pacific Gas and Electric), AMT,
               Series A, 5.35% due 12/01/2016 (d)                         5,409


Maryland--4.9%

    7,765    Baltimore, Maryland, Convention Center Hotel Revenue
               Bonds, Senior Series A, 5.25%, due 9/01/2039 (i)           8,177



     Face
   Amount    Municipal Bonds Held in Trust (e)                        Value

Michigan--3.2%

 $  5,000    Michigan State Strategic Fund, Limited Obligation
               Revenue Refunding Bonds (Detroit Edison Company
               Pollution Control Project), AMT, Series C, 5.65%
               due 9/01/2029 (i)                                      $   5,237


New York--2.0%

    3,205    New York City, New York, Sales Tax Asset Receivable
               Corporation Revenue Bonds, Series A, 5.25%,
               due 10/15/2027 (a)                                         3,413


South Carolina--5.2%

    8,400    South Carolina State Ports Authority, Ports Revenue
               Bonds, AMT, 5.30% due 7/01/2026 (c)                        8,544


Texas--5.5%

    8,730    Harris County, Texas, Toll Road Revenue Refunding
               Bonds, Senior Lien, Series A, 5.25% due 8/15/2035 (c)      9,086

             Total Municipal Bonds Held in Trust
             (Cost--40,262)--24.1%                                       39,866



   Shares
     Held    Short-Term Securities

       12    Merrill Lynch Institutional Tax-Exempt Fund, 3.47% (l)(n)       12

             Total Short-Term Securities
             (Cost--$12)--0.0%                                               12

Total Investments (Cost--$257,528*)--162.7%                             268,730
Other Assets Less Liabilities--1.7%                                       2,826
Liabilities for Trust Certificates, Including Interest
  Expense Payable--(11.7%)                                             (19,332)
Preferred Stock, at Redemption Value--(52.7%)                          (87,039)
                                                                     ----------
Net Assets--100.0%                                                   $  165,185
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of July 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $     237,876
                                                   =============
    Gross unrealized appreciation                  $      12,946
    Gross unrealized depreciation                        (1,204)
                                                   -------------
    Net unrealized appreciation                    $      11,742
                                                   =============

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of municipal bonds held in trust.

(f) GNMA Collateralized.

(g) FNMA Collateralized.

(h) Prerefunded.

(i) XL Capital Insured.

(j) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(k) ACA Insured.

(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                         Net          Dividend
    Affiliate                                          Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund           --            --*

     * Amount is less than $1,000.

(m) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(n) Represents the current yield as of July 31, 2007.

(o) Assured Guaranty Insured.

(p) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

  o Forward Interest Rate Swaps entered into as of July 31, 2007 were as follows:

                                                   Notional       Unrealized
                                                    Amount      (Depreciation)

    Receive a fixed rate of 5.39% and pay a
    floating rate based on 3-month LIBOR

    Broker, Deutsche Bank AG London
    Expires August 2017                           $12,455,000      $ (66,099)
                                                                   ----------
    Total                                                          $ (66,099)
                                                                   ==========

    See Notes to Financial Statements.



ANNUAL REPORTS                                                    JULY 31, 2007



Schedule of Investments as of July 31, 2007

         BlackRock MuniHoldings New Jersey Insured Fund, Inc.    (in Thousands)

     Face
   Amount    Municipal Bonds                                          Value

New Jersey--145.7%

 $  1,875    Atlantic Highlands, New Jersey, Highland Regional
               Sewer Authority, Sewer Revenue Refunding Bonds,
               5.50% due 1/01/2020 (b)                                 $  1,981

             Camden County, New Jersey, Improvement Authority,
               Lease Revenue Bonds (c )(h):
    2,635       5.375% due 9/01/2010                                      2,756
    1,540       5.5% due 9/01/2010                                        1,617

      430    Carteret, New Jersey, Board of Education, COP, 6%
               due 1/15/2010 (d)(h)                                         456

    2,500    Delaware River and Bay Authority Revenue Bonds,
               New Jersey, 5% due 1/01/2033 (d)                           2,573

    4,630    Delaware River Joint Toll Bridge Commission of New
               Jersey and Pennsylvania, Bridge Revenue Refunding
               Bonds, 5% due 7/01/2028                                    4,746
             Delaware River Port Authority of Pennsylvania and New
               Jersey Revenue Bonds (c):
    5,000       5.50% due 1/01/2012                                       5,185
    6,000       5.625% due 1/01/2013                                      6,243
      500       5.75% due 1/01/2015                                         521
    4,865       6% due 1/01/2018                                          5,095
    5,525       6% due 1/01/2019                                          5,786

    2,425    Delaware River Port Authority of Pennsylvania and New
               Jersey Revenue Bonds (Port District Project), Series B,
               5.625% due 1/01/2026 (c)                                   2,513

    7,895    East Orange, New Jersey, Board of Education, COP,
               5.50% due 8/01/2012 (c)                                    8,294

    4,000    Essex County, New Jersey, Improvement Authority, Lease
               Revenue Bonds (Correctional Facility Project), 6%
               due 10/01/2010 (b)(h)                                      4,262

    4,400    Essex County, New Jersey, Improvement Authority Revenue
               Bonds, Series A, 5% due 10/01/2013 (b)(h)                  4,670

             Garden State Preservation Trust of New Jersey,
               Capital Appreciation Revenue Bonds (c)(k):
    9,000       Series B, 5.12% due 11/01/2023                            4,298
   10,000       Series B, 5.20% due 11/01/2025                            4,314

             Garden State Preservation Trust of New Jersey, Open
               Space and Farmland Preservation Revenue Bonds,
               Series A (c):
    1,960       5.80% due 11/01/2021                                      2,194
    2,730       5.80% due 11/01/2023                                      3,056
    9,160       5.75% due 11/01/2028                                     10,827

             Garden State Preservation Trust of New Jersey, Open
               Space and Farmland Preservation, Revenue Refunding
               Bonds Series C (c):
    5,000       5.25% due 11/01/2020                                      5,518
    7,705       5.25% due 11/01/2021                                      8,522

    4,790    Hopatcong, New Jersey, GO, Sewer Refunding Bonds,
             4.50% due 8/01/2033 (a)                                      4,801

    2,230    Jersey City, New Jersey, GO, Series B, 5.25%
               due 9/01/2011 (c)(h)                                       2,390

    5,250    Lafayette Yard, New Jersey, Community Development
               Revenue Bonds (Hotel/Conference Center Project-
               Trenton), 6% due 4/01/2010 (d)(h)                          5,593



     Face
   Amount    Municipal Bonds                                          Value

New Jersey (continued)

 $  1,550    Middlesex County, New Jersey, COP, 5.25%
               due 6/15/2023 (d)                                       $  1,596

    1,375    Middlesex County, New Jersey, COP, Refunding,
               5.50% due 8/01/2016 (d)                                    1,456

    5,270    Middlesex County, New Jersey, Improvement Authority,
               Lease Revenue Bonds (Educational Services
               Commission Projects), 6% due 7/15/2010 (h)                 5,643

      500    Middlesex County, New Jersey, Improvement Authority
               Revenue Bonds (Senior Citizens Housing Project),
               AMT, 5.50% due 9/01/2030 (a)                                 516

             Monmouth County, New Jersey, Improvement Authority,
               Governmental Loan Revenue Refunding Bonds (a):
      695       5.35% due 12/01/2010                                        729
      535       5.375% due 12/01/2010                                       561
      845       5.35% due 12/01/2017                                        883
      935       5.375% due 12/01/2018                                       976

             Morristown, New Jersey, Parking Authority Revenue
               Bonds (d):
    1,830       5% due 8/01/2030                                          1,918
    3,000       5% due 8/01/2033                                          3,144

             New Jersey EDA, Cigarette Tax Revenue Bonds:
    2,700       5.625% due 6/15/2019                                      2,793
    2,000       5.75% due 6/15/2029                                       2,130
      585       5.50% due 6/15/2031                                         612
    1,180       5.75% due 6/15/2034                                       1,251

    5,000    New Jersey EDA, Lease Revenue Bonds (University of
               Medicine and Dentistry--International Center for
               Public Health Project), 6% due 6/01/2032 (a)               5,266

             New Jersey EDA, Motor Vehicle Surcharge Revenue
               Bonds, Series A (d):
    7,500       5.25% due 7/01/2026                                       8,323
   11,105       5.25% due 7/01/2033                                      11,737
    2,000       5% due 7/01/2034                                          2,068

    1,000    New Jersey EDA, Parking Facility Revenue Bonds
               (Elizabeth Development Company Project), 5.60%
                 due 10/15/2007 (b)(h)                                    1,024

             New Jersey EDA, School Facilities Construction
               Revenue Bonds:
    9,000       Series L, 5% due 3/01/2030 (c)                            9,321
    8,420       Series O, 5.25% due 3/01/2023                             8,949

    1,000    New Jersey EDA, School Facilities Construction,
               Revenue Refunding Bonds, Series N-1, 5.50%
               due 9/01/2027 (b)                                          1,146

    2,500    New Jersey EDA, Solid Waste Disposal Facilities
               Revenue Bonds (Waste Management Inc.), AMT,
               Series A, 5.30% due 6/01/2015                              2,542

             New Jersey EDA, State Lease Revenue Bonds:
    2,670       (Liberty State Park Project), Series C, 5%
                due 3/01/2022 (c)                                         2,797
    3,000       (State Office Buildings Projects), 6%
                due 6/15/2010 (a)(h)                                      3,181
    4,620       (State Office Buildings Projects), 6.25%
                due 6/15/2010 (a)(h)                                      4,929



ANNUAL REPORTS                                                    JULY 31, 2007



Schedule of Investments (continued)

         BlackRock MuniHoldings New Jersey Insured Fund, Inc.    (in Thousands)

     Face
   Amount    Municipal Bonds                                          Value

New Jersey (continued)

$  10,775    New Jersey Health Care Facilities Financing Authority,
               Department of Human Services Revenue Bonds
               (Greystone Park Psychiatric Hospital Project), 5%
               due 9/15/2023 (a)                                      $  11,219

             New Jersey Health Care Facilities Financing Authority
               Revenue Bonds:
    3,015       (RWJ Healthcare Corporation), Series B, 5%
                due 7/01/2035 (i)                                         3,017
    2,820       (Society of the Valley Hospital), 5.375%
                due 7/01/2025 (a)                                         2,918
    2,135       (Somerset Medical Center), 5.50% due 7/01/2033            2,176
    5,440       (South Jersey Hospital), 6% due 7/01/2012 (h)             5,924

             New Jersey Health Care Facilities Financing Authority,
               Revenue Refunding Bonds:
    4,000       (AHS Hospital Corporation), Series A, 6%
                due 7/01/2013 (a)(g)                                      4,440
    1,525       (Atlantic City Medical Center), 5.75%
                due 7/01/2012 (h)                                         1,650
      530       (Atlantic City Medical Center), 6.25%
                due 7/01/2012 (h)                                           585
      925       (Atlantic City Medical Center), 6.25%
                due 7/01/2017                                             1,001
    1,975       (Atlantic City Medical Center), 5.75%
                due 7/01/2025                                             2,067
    1,000       (Meridian Health System Obligation Group),
                5.375% due 7/01/2024 (c)                                  1,032

             New Jersey Sports and Exposition Authority, Luxury Tax
               Revenue Refunding Bonds (Convention Center) (d):
    5,890       5.50% due 3/01/2021                                       6,618
    3,000       5.50% due 3/01/2022                                       3,377

    2,400    New Jersey Sports and Exposition Authority, State
               Contract Revenue Bonds, Series A, 6%
               due 3/01/2013 (d)                                          2,524

    7,500    New Jersey State Educational Facilities Authority,
               Higher Education, Capital Improvement Revenue
               Bonds, Series A, 5.125% due 9/01/2012 (a)(h)               7,945

             New Jersey State Educational Facilities Authority
               Revenue Bonds:
    9,420       (Capital Improvement Fund), Series A, 5.75%
                due 9/01/2010 (c)(h)                                      9,956
    2,000       (Kean University), Series D, 5% due 7/01/2032 (b)         2,096
      300       (Kean University), Series D, 5% due 7/01/2039 (b)           314
    1,200       (Montclair State University), Series A, 5%
                due 7/01/2021 (a)                                         1,268
    2,880       (Montclair State University), Series A, 5%
                due 7/01/2022 (a)                                         3,037
    1,400       (Richard Stockton College), Series F, 5%
                due 7/01/2031 (d)                                         1,462
    3,260       (Rowan University), Series C, 5%
                due 7/01/2014 (d)(h)                                      3,475
    3,615       (Rowan University), Series C, 5.125%
                due 7/01/2014 (d)(h)                                      3,881
      700       (Rowan University), Series G, 4.50%
                due 7/01/2031 (d)                                           694


     Face
   Amount    Municipal Bonds                                          Value

New Jersey (continued)

             New Jersey State Educational Facilities Authority,
               Revenue Refunding Bonds:
 $  3,900       (Montclair State University), Series J, 4.25%
                due 7/01/2030 (d)                                      $  3,715
    7,510       (Montclair State University), Series L, 5%
                due 7/01/2014 (d)(h)                                      8,006
    1,250       (Ramapo College), Series I, 4.25%
                due 7/01/2031 (a)                                         1,197
    1,000       (Ramapo College), Series I, 4.25%
                due 7/01/2036 (a)                                           953
    1,800       (Rowan University), Series B, 4.25%
                due 7/01/2034 (b)                                         1,705
      465       (Rowan University), Series C, 5%
                due 7/01/2011 (b)(h)                                        489
      790       (Rowan University), Series C, 5.25%
                due 7/01/2011 (b)(h)                                        839
    2,135       (Rowan University), Series C, 5.25%
                due 7/01/2017 (b)                                         2,257
    2,535       (Rowan University), Series C, 5.25%
                due 7/01/2018 (b)                                         2,662
    2,370       (Rowan University), Series C, 5.25%
                due 7/01/2019 (b)                                         2,489
      945       (Rowan University), Series C, 5%
                due 7/01/2031 (b)                                           974
    2,800       (Stevens Institute of Technology), Series A,
                5% due 7/01/2027                                          2,822
      900       (Stevens Institute of Technology), Series A,
                5% due 7/01/2034                                            901

   11,225    New Jersey State Housing and Mortgage Finance
               Agency, Capital Fund Program Revenue Bonds,
               Series A, 4.70% due 11/01/2025 (c)                        11,268

             New Jersey State Housing and Mortgage Finance
               Agency, Home Buyer Revenue Bonds, AMT,
               Series U (d):
      745       5.60% due 10/01/2012                                        757
    2,140       5.65% due 10/01/2013                                      2,175
    2,395       5.75% due 4/01/2018                                       2,434
      640       5.85% due 4/01/2029                                         650

      800    New Jersey State Housing and Mortgage Finance
               Agency, S/F Housing Revenue Refunding Bonds,
               AMT, Series T, 4.70% due 10/01/2037                          752

    5,000    New Jersey State Transit Corporation, COP (Federal
               Transit Administration Grants), Series A, 6.125%
               due 9/15/2009 (a)(h)                                       5,237

             New Jersey State Transportation Trust Fund Authority,
               Transportation System Revenue Bonds:
    7,500       Series A, 6% due 6/15/2010 (h)                            7,951
    4,050       Series C, 4.70% due 12/15/2032 (c)(k)                     1,216
    1,400       Series C, 5.05% due 12/15/2035 (a)(k)                       362
    5,500       Series C, 5.05% due 12/15/2036 (a)(k)                     1,354
    7,800       Series D, 5% due 6/15/2019 (c)                            8,212

             New Jersey State Transportation Trust Fund Authority,
               Transportation System Revenue Refunding Bonds:
   10,750       Series A, 5.25% due 12/15/2020 (c)                       11,861
    9,165       Series B, 5.50% due 12/15/2021 (d)                       10,366



ANNUAL REPORTS                                                    JULY 31, 2007



Schedule of Investments (continued)

         BlackRock MuniHoldings New Jersey Insured Fund, Inc.    (in Thousands)

     Face
   Amount    Municipal Bonds                                          Value

New Jersey (continued)

 $  7,615    New Jersey State Turnpike Authority, Turnpike Revenue
               Bonds, Series B, 5.15% due 1/01/2035 (a)(k)             $  5,426

             New Jersey State Turnpike Authority, Turnpike Revenue
               Refunding Bonds:
    4,610       Series C, 6.50% due 1/01/2016 (d)(g)                      5,254
      910       Series C, 6.50% due 1/01/2016 (d)                         1,034
    1,915       Series C-1, 4.50% due 1/01/2031 (a)                       1,899

    1,870    Newark, New Jersey, Housing Authority, Port Authority--
               Port Newark Marine Terminal, Additional Rent-
               Backed Revenue Refunding Bonds (City of Newark
               Redevelopment Projects), 4.375% due 1/01/2037 (d)          1,798

             North Bergen Township, New Jersey, Board of
               Education, COP (c)(h):
    1,000       6% due 12/15/2010                                         1,078
    3,260       6.25% due 12/15/2010                                      3,541
    4,335    North Hudson Sewage Authority, New Jersey, Sewer
               Revenue Refunding Bonds, 5.125% due 8/01/2020 (d)          4,738

    1,035    Orange Township, New Jersey, Municipal Utility
               and Lease, GO, Refunding, Series C, 5.10%
               due 12/01/2017 (d)                                         1,062

             Paterson, New Jersey, Public School District, COP (d):
    1,980       6.125% due 11/01/2015                                     2,095
    2,000       6.25% due 11/01/2019                                      2,121

             Perth Amboy, New Jersey, GO (Convertible CABS),
               Refunding (c)(k)(m):
    1,470       4.55% due 7/01/2012                                       1,186
    4,605       4.50% due 7/01/2032                                       3,727
    1,395       4.50% due 7/01/2033                                       1,128

             Port Authority of New York and New Jersey, Special
               Obligation Revenue Bonds (JFK International Air
               Terminal LLC), AMT, Series 6 (d):
   13,500       6.25% due 12/01/2011                                     14,692
    1,500       6.25% due 12/01/2015                                      1,713
    3,000       5.75% due 12/01/2025                                      3,016

    6,600    Rahway Valley Sewerage Authority, New Jersey, Sewer
               Revenue Bonds (Capital Appreciation), Series A, 4.79%
               due 9/01/2028 (d)(k)                                       2,433

      700    Rutgers State University, New Jersey, Revenue Bonds,
               Series E, 5% due 5/01/2034 (b)                               725

      500    Salem County, New Jersey, Improvement Authority
               Revenue Bonds (Finlaw State Office Building Project),
               5.375% due 8/15/2028 (c)                                     546

             South Jersey Port Corporation of New Jersey, Revenue
               Refunding Bonds:
    3,750       4.50% due 1/01/2015                                       3,822
    1,920       4.50% due 1/01/2016                                       1,950
    1,500       5% due 1/01/2026                                          1,535
    2,000       5.10% due 1/01/2033                                       2,051

    4,755    Tobacco Settlement Financing Corporation of
               New Jersey, Asset-Backed Revenue Bonds, 7%
               due 6/01/2013 (h)                                          5,507

    2,000    University of Medicine and Dentistry of New Jersey,
               COP, 5% due 6/15/2029 (d)                                  2,069



     Face
   Amount    Municipal Bonds                                          Value

New Jersey (concluded)

 $  4,740    University of Medicine and Dentistry of New
               Jersey, Revenue Bonds, Series A, 5.50%
               due 12/01/2027 (a)                                      $  5,041

    8,580    West Deptford Township, New Jersey, GO,
               5.625% due 9/01/2010 (b)(h)                                9,037


Puerto Rico--14.5%

             Puerto Rico Commonwealth Highway and Transportation
               Authority, Transportation Revenue Refunding Bonds:
    4,500       Series J, 5% due 7/01/2029 (d)                            4,673
    3,480       Series K, 5% due 7/01/2015 (h)                            3,736
   17,450       Series N, 5.25% due 7/01/2039 (b)                        19,464

    4,000    Puerto Rico Commonwealth Infrastructure Financing
               Authority, Special Tax and Capital Appreciation Revenue
               Bonds, Series A, 4.34% due 7/01/2037 (a)(k)                  940

             Puerto Rico Electric Power Authority, Power Revenue
               Bonds:
    6,830       Series HH, 5.25% due 7/01/2010 (c)(h)                     7,174
    5,100       Series RR, 5% due 7/01/2028 (f)                           5,309

             Puerto Rico Industrial, Tourist, Educational, Medical and
               Environmental Control Facilities Revenue Bonds:
    1,780       (Hospital Auxilio Mutuo Obligation Group), Series A,
                6.25% due 7/01/2024 (d)                                   1,792
    1,750       (Hospital de la Concepcion), Series A, 6.50%
                due 11/15/2020                                            1,889

      700    Puerto Rico Sales Tax Financing Corporation, Sales
               Tax Revenue Refunding Bonds, Series A, 5.25%
               due 8/01/2057                                                733

             Total Municipal Bonds
             (Cost--$488,965)--160.2%                                   505,916



             Municipal Bonds Held in Trust (e)


New Jersey--2.9%

    8,650    Trenton, New Jersey, Parking Authority, Parking Revenue
               Bonds, 6.10% due 4/01/2010 (b)(h)                          9,159

             Total Municipal Bonds Held in Trust
             (Cost--$9,670)--2.9%                                         9,159


   Shares
     Held    Short-Term Securities

    8,378    CMA New Jersey Municipal Money Fund, 2.99% (j)(l)            8,378

             Total Short-Term Securities
             (Cost--$8,378)--2.7%                                         8,378

Total Investments (Cost--$507,013*)--165.8%                             523,453
Liabilities in Excess of Other Assets--(0.1%)                             (226)
Liabilities for Trust Certificates, Including Interest
  Expense Payable--(1.4%)                                               (4,378)
Preferred Stock, at Redemption Value--(64.3%)                         (203,080)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  315,769
                                                                     ==========



ANNUAL REPORTS                                                    JULY 31, 2007



Schedule of Investments (concluded)

         BlackRock MuniHoldings New Jersey Insured Fund, Inc.    (in Thousands)


  * The cost and unrealized appreciation (depreciation) of investments as of July 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $    502,510
                                                    ============
    Gross unrealized appreciation                   $     17,397
    Gross unrealized depreciation                          (779)
                                                    ------------
    Net unrealized appreciation                     $     16,618
                                                    ============

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of municipal bonds held in trust.

(f) CIFG Insured.

(g) Escrowed to maturity.

(h) Prerefunded.

(i) Radian Insured.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net          Dividend
    Affiliate                                       Activity        Income

    CMA New Jersey Municipal Money Fund              7,328           $130

(k) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(l) Represents the current yield as of July 31, 2007.

(m) Represents a step-bond; the interest rate shown reflects the effective yield at the time of purchase.

    See Notes to Financial Statements.



ANNUAL REPORTS                                                    JULY 31, 2007


Statements of Net Assets
                                                                                                                      BlackRock
                                                                                                                     MuniHoldings
                                                                                                   BlackRock          New Jersey
                                                                                                  MuniHoldings         Insured
As of July 31, 2007                                                                               Fund II, Inc.       Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                                       $   268,718,530    $   515,074,994
       Investments in affiliated securities, at value**                                                 11,739          8,377,520
       Cash                                                                                             23,781             66,903
       Interest receivable                                                                           3,625,934          5,025,579
       Receivable for securities sold                                                                  143,646                 --
       Prepaid expenses and other assets                                                                 7,574              9,556
                                                                                               ---------------    ---------------
       Total assets                                                                                272,531,204        528,554,552
                                                                                               ---------------    ---------------

Liabilities

       Trust certificates                                                                           19,112,500          4,325,000
       Interest expense payable                                                                        219,841             53,292
       Unrealized depreciation on interest rate swaps                                                   66,099                 --
       Payable for securities purchased                                                                     --          3,710,724
       Payable to investment adviser                                                                   117,548            222,405
       Payable for other affiliates                                                                      1,528              3,184
       Dividends payable to shareholders                                                               703,916          1,253,479
       Accrued expenses and other liabilities                                                           85,913            137,342
                                                                                               ---------------    ---------------
       Total liabilities                                                                            20,307,345          9,705,426
                                                                                               ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share*** of
       AMPS+++ at $25,000 per share liquidation preference                                          87,038,530        203,080,051
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                   $   165,185,329    $   315,769,075
                                                                                               ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                                    $     1,603,567    $     1,724,754
       Accumulated realized capital losses--net                                                   (13,965,152)       (23,907,839)
       Unrealized appreciation--net                                                                 11,136,307         16,439,335
                                                                                               ---------------    ---------------
       Total accumulated losses--net                                                               (1,225,278)        (5,743,750)
                                                                                               ---------------    ---------------
       Common Stock, par value $.10 per share++                                                      1,117,328          2,124,541
       Paid-in capital in excess of par                                                            165,293,279        319,388,284
                                                                                               ---------------    ---------------
       Net Assets                                                                              $   165,185,329    $   315,769,075
                                                                                               ===============    ===============
       Net asset value per share of Common Stock                                               $         14.78    $         14.86
                                                                                               ===============    ===============
       Market price                                                                            $         13.99    $         14.40
                                                                                               ===============    ===============
         * Identified cost on unaffiliated securities                                          $   257,516,124    $   498,635,659
                                                                                               ===============    ===============
        ** Identified cost on affiliated securities                                            $        11,739    $     8,377,520
                                                                                               ===============    ===============
       *** Preferred Stock authorized, issued and outstanding:
             Series A Shares                                                                             1,740              1,360
                                                                                               ===============    ===============
             Series B Shares                                                                             1,740              1,360
                                                                                               ===============    ===============
             Series C Shares                                                                                --              2,400
                                                                                               ===============    ===============
             Series D Shares                                                                                --              1,880
                                                                                               ===============    ===============
             Series E Shares                                                                                --              1,120
                                                                                               ===============    ===============
        ++ Common Stock issued and outstanding                                                      11,173,277         21,245,413
                                                                                               ===============    ===============
       +++ Auction Market Preferred Stock.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                    JULY 31, 2007


Statements of Operations
                                                                                                                      BlackRock
                                                                                                                     MuniHoldings
                                                                                                   BlackRock          New Jersey
                                                                                                  MuniHoldings         Insured
For the Year Ended July 31, 2007                                                                  Fund II, Inc.       Fund, Inc.

Investment Income

       Interest                                                                                $    14,446,408    $    26,127,542
       Dividends from affiliates                                                                           404            129,645
       Total income                                                                                 14,446,812         26,257,187

Expenses

       Investment advisory fees                                                                      1,402,442          2,884,899
       Interest expense and fees                                                                       743,858            725,316
       Commission fees                                                                                 220,631            516,644
       Accounting services                                                                             103,380            172,704
       Professional fees                                                                                85,002             83,137
       Transfer agent fees                                                                              47,027             83,181
       Printing and shareholder reports                                                                 24,790             48,375
       Directors' fees and expenses                                                                     30,246             30,353
       Listing fees                                                                                      9,396              9,379
       Custodian fees                                                                                   15,133             27,841
       Pricing fees                                                                                     18,021             20,114
       Other                                                                                            41,745             69,229
                                                                                               ---------------    ---------------
       Total expenses before waiver and/or reimbursement                                             2,741,671          4,671,172
       Waiver and/or reimbursement of expenses                                                            (22)          (183,780)
                                                                                               ---------------    ---------------
       Total expenses after waiver and/or reimbursement                                              2,741,649          4,487,392
                                                                                               ---------------    ---------------
       Investment income--net                                                                       11,705,163         21,769,795
                                                                                               ---------------    ---------------

Realized & Unrealized Gain--Net

       Realized gain on investments--net                                                             1,636,714          2,584,163
                                                                                               ---------------    ---------------
       Change in unrealized appreciation on:
           Investments--net                                                                        (2,040,760)        (3,049,991)
           Forward interest rate swaps                                                                (66,099)                 --
                                                                                               ---------------    ---------------
       Total change in unrealized appreciation                                                     (2,106,859)        (3,049,991)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                       (470,145)          (465,828)
                                                                                               ---------------    ---------------

Dividends to Preferred Shareholders

       Investment income--net                                                                      (3,062,036)        (6,513,353)
                                                                                               ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                                    $     8,172,982    $    14,790,614
                                                                                               ===============    ===============

       See Notes to Financial Statements.


ANNUAL REPORTS                                                    JULY 31, 2007


Statements of Changes in Net Assets                                                          BlackRock MuniHoldings Fund II, Inc.

                                                                                                          For the Year Ended
                                                                                                               July 31,
Increase (Decrease) in Net Assets:                                                                      2007             2006
Operations

       Investment income--net                                                                  $    11,705,163    $    11,647,817
       Realized gain--net                                                                            1,636,714          1,242,209
       Change in unrealized appreciation--net                                                      (2,106,859)        (2,518,967)
       Dividends to Preferred Stock shareholders                                                   (3,062,036)        (2,570,803)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          8,172,982          7,800,256
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (8,623,062)       (10,146,661)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           ( 8,623,062)       (10,146,661)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                 70,232            323,132
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total decrease in net assets applicable to Common Stock                                       (379,848)        (2,023,273)
       Beginning of year                                                                           165,565,177        167,588,450
                                                                                               ---------------    ---------------
       End of year*                                                                            $   165,185,329    $   165,565,177
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,645,606    $     1,625,541
                                                                                               ===============    ===============

             See Notes to Financial Statements.



                                                                             BlackRock MuniHoldings New Jersey Insured Fund, Inc.
                                                                                                           For the Year Ended
                                                                                                               July 31,
Increase (Decrease) in Net Assets:                                                                      2007             2006
Operations

       Investment income--net                                                                  $    21,769,795    $    21,755,079
       Realized gain--net                                                                            2,584,163          3,099,555
       Change in unrealized appreciation--net                                                      (3,049,991)       (16,043,661)
Dividends to Preferred Stock shareholders                                                          (6,513,353)        (5,509,362)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         14,790,614          3,301,611
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (15,781,439)       (18,365,764)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock
       shareholders                                                                              ( 15,781,439)       (18,365,764)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends              1,110,968          1,860,277
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                              120,143       (13,203,876)
       Beginning of year                                                                           315,648,932        328,852,808
                                                                                               ---------------    ---------------
       End of year*                                                                            $   315,769,075    $   315,648,932
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,724,754    $     2,249,751
                                                                                               ===============    ===============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                    JULY 31, 2007


Financial Highlights                                                                         BlackRock MuniHoldings Fund II, Inc.

The following per share data and ratios have been derived                          For the Year Ended July 31,
from information provided in the financial statements.            2007          2006          2005          2004         2003
Per Share Operating Performance

Net asset value, beginning of year                             $    14.82    $    15.03    $    13.98    $    13.46    $    13.51
                                                               ----------    ----------    ----------    ----------    ----------
Investment income--net                                             1.05++        1.04++        1.08++        1.15++        1.16++
Realized and unrealized gain (loss)--net                            (.05)         (.11)          1.15           .50         (.15)
Less dividends to Preferred Stock shareholders from
investment income--net                                              (.27)         (.23)         (.14)         (.10)         (.10)
                                                               ----------    ----------    ----------    ----------    ----------
Total from investment operations                                      .73           .70          2.09          1.55           .91
                                                               ----------    ----------    ----------    ----------    ----------
Less dividends to Common Stock shareholders from
investment income--net                                              (.77)         (.91)        (1.04)        (1.03)         (.96)
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                                   $    14.78    $    14.82    $    15.03    $    13.98    $    13.46
                                                               ==========    ==========    ==========    ==========    ==========
Market price per share, end of year                            $    13.99    $    14.12    $    15.25    $    13.53    $    13.16
                                                               ==========    ==========    ==========    ==========    ==========

Total Investment Return**

Based on net asset value per share                                  5.08%         4.89%        15.46%        11.88%         7.15%
                                                               ==========    ==========    ==========    ==========    ==========
Based on market price per share                                     4.39%       (1.50%)        21.04%        10.75%         9.21%
                                                               ==========    ==========    ==========    ==========    ==========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and excluding interest
expense*                                                            1.19%         1.18%         1.19%         1.21%         1.26%
                                                               ==========    ==========    ==========    ==========    ==========
Total expenses, net of reimbursement*                               1.63%         1.44%         1.27%         1.30%         1.38%
                                                               ==========    ==========    ==========    ==========    ==========
Total expenses*                                                     1.63%         1.44%         1.27%         1.31%         1.38%
                                                               ==========    ==========    ==========    ==========    ==========
Total investment income--net*                                       6.97%         7.04%         7.38%         8.13%         8.48%
                                                               ==========    ==========    ==========    ==========    ==========
Amount of dividends to Preferred Stock shareholders                 1.82%         1.55%          .98%          .69%          .74%
                                                               ==========    ==========    ==========    ==========    ==========
Investment income--net, to Common Stock shareholders                5.15%         5.49%         6.40%         7.44%         7.74%
                                                               ==========    ==========    ==========    ==========    ==========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders                           3.52%         2.95%         1.84%         1.23%         1.28%
                                                               ==========    ==========    ==========    ==========    ==========

Supplemental Data

Net assets applicable to Common Stock, end of year
(in thousands)                                                 $  165,185    $  165,565    $  167,588    $  155,583    $  149,262
                                                               ==========    ==========    ==========    ==========    ==========
Preferred Stock outstanding at liquidation preference,
end of year (in thousands)                                     $   87,000    $   87,000    $   87,000    $   87,000    $   87,000
                                                               ==========    ==========    ==========    ==========    ==========
Portfolio turnover                                                    15%           41%           38%           29%           42%
                                                               ==========    ==========    ==========    ==========    ==========

Leverage

Asset coverage per $1,000                                      $    2,899    $    2,903    $    2,926    $    2,788    $    2,716
                                                               ==========    ==========    ==========    ==========    ==========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                               $      894    $      754    $      445    $      223    $      279
                                                               ==========    ==========    ==========    ==========    ==========
Series B--Investment income--net                               $      866    $      724    $      471    $      395    $      363
                                                               ==========    ==========    ==========    ==========    ==========


 * Do not reflect the effect of dividends to Preferred Stock shareholders.

** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

++ Based on average shares outstanding.

   See Notes to Financial Statements.



ANNUAL REPORTS                                                    JULY 31, 2007


Financial Highlights                                                         BlackRock MuniHoldings New Jersey Insured Fund, Inc.

The following per share data and ratios have been derived                              For the Year Ended July 31,
from information provided in the financial statements.               2007          2006          2005          2004          2003
Per Share Operating Performance

Net asset value, beginning of year                             $    14.91    $    15.62    $    15.03    $    14.46    $    14.90
                                                               ----------    ----------    ----------    ----------    ----------
Investment income--net*                                              1.03          1.03          1.04          1.07          1.08
Realized and unrealized gain (loss)--net                            (.03)         (.61)           .66           .51         (.54)
Less dividends to Preferred Stock shareholders from
investment income--net                                              (.31)         (.26)         (.16)         (.08)         (.09)
                                                               ----------    ----------    ----------    ----------    ----------
Total from investment operations                                      .69           .16          1.54          1.50           .45
                                                               ----------    ----------    ----------    ----------    ----------
Less dividends to Common Stock shareholders from
investment income--net                                              (.74)         (.87)         (.95)         (.93)         (.89)
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                                   $    14.86    $    14.91    $    15.62    $    15.03    $    14.46
                                                               ==========    ==========    ==========    ==========    ==========
Market price per share, end of year                            $    14.40    $    14.98    $    15.89    $    14.17    $    13.59
                                                               ==========    ==========    ==========    ==========    ==========

Total Investment Return***

Based on net asset value per share                                  4.71%         1.09%        10.63%        10.90%         3.32%
                                                               ==========    ==========    ==========    ==========    ==========
Based on market price per share                                      .99%        (.16%)        19.37%        11.24%         1.61%
                                                               ==========    ==========    ==========    ==========    ==========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of waiver and reimbursement and excluding
  interest expense**                                                1.17%         1.15%         1.14%         1.13%         1.15%
                                                               ==========    ==========    ==========    ==========    ==========
Total expenses, net of waiver and reimbursement**                   1.40%         1.39%         1.25%         1.19%         1.23%
                                                               ==========    ==========    ==========    ==========    ==========
Total expenses**                                                    1.45%         1.45%         1.31%         1.27%         1.31%
                                                               ==========    ==========    ==========    ==========    ==========
Total investment income--net**                                      6.77%         6.80%         6.69%         6.97%         7.05%
                                                               ==========    ==========    ==========    ==========    ==========
Amount of dividends to Preferred Stock shareholders                 2.03%         1.72%         1.02%          .54%          .61%
                                                               ==========    ==========    ==========    ==========    ==========
Investment income--net, to Common Stock shareholders                4.74%         5.08%         5.67%         6.43%         6.44%
                                                               ==========    ==========    ==========    ==========    ==========

Ratios Based on Average Net Assets Applicable to Preferred
Stock

Dividends to Preferred Stock shareholders                           3.21%         2.71%         1.64%          .86%          .97%
                                                               ==========    ==========    ==========    ==========    ==========

Supplemental Data

Net assets applicable to Common Stock, end of year
(in thousands)                                                 $  315,769    $  315,649    $  328,853    $  316,171    $  304,126
                                                               ==========    ==========    ==========    ==========    ==========
Preferred Stock outstanding at liquidation preference, end
of year (in thousands)                                         $  203,000    $  203,000    $  203,000    $  203,000    $  203,000
                                                               ==========    ==========    ==========    ==========    ==========
Portfolio turnover                                                    17%           16%           29%            8%           28%
                                                               ==========    ==========    ==========    ==========    ==========

Leverage

Asset coverage per $1,000                                      $    2,556    $    2,555    $    2,620    $    2,557    $    2,498
                                                               ==========    ==========    ==========    ==========    ==========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                               $      802    $      683    $      402    $      206    $      233
                                                               ==========    ==========    ==========    ==========    ==========
Series B--Investment income--net                               $      809    $      682    $      403    $      210    $      240
                                                               ==========    ==========    ==========    ==========    ==========
Series C--Investment income--net                               $      801    $      689    $      419    $      235    $      247
                                                               ==========    ==========    ==========    ==========    ==========
Series D--Investment income--net                               $      805    $      673    $      415    $      210    $      240
                                                               ==========    ==========    ==========    ==========    ==========
Series E--Investment income--net                               $      791    $      655    $      394    $      197    $      247
                                                               ==========    ==========    ==========    ==========    ==========

  * Based on average shares outstanding.

 ** Do not reflect the effect of dividends to Preferred Stock shareholders.

*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

    See Notes to Financial Statements.


ANNUAL REPORTS                                                    JULY 31, 2007



Notes to Financial Statements

1. Significant Accounting Policies:
On September 29, 2006, MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. were renamed BlackRock MuniHoldings Fund II, Inc. and BlackRock MuniHoldings New Jersey Insured Fund, Inc. (the "Funds" or individually as the "Fund"), respectively. The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. The Funds' Common Stock shares are listed on the New York Stock Exchange under the symbols MUH and MUJ, respectively. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains, as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



ANNUAL REPORTS                                                    JULY 31, 2007



Notes to Financial Statements (continued)


* Swaps--Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements

(c) Municipal bonds held in trust--The Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Fund's transfer of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 ("FAS 140") "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At July 31, 2007, the aggregate value of the underlying municipal securities transferred to TOBs and the related liability for trust certificates were:

                                                                  Underlying
                                                                   Municipal
                                    Liability      Range of            Bonds
                                    for Trust      Interest      Transferred
                                      Payable         Rates          to TOBs

BlackRock MuniHoldings                             3.661% -
  Fund II, Inc.                   $19,112,500        3.711%      $39,865,715

BlackRock MuniHoldings
  New Jersey                                       3.626% -
  Insured Fund, Inc.              $ 4,325,000        3.666%      $ 9,158,534


Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investments in TOB Residuals likely will adversely affect the Funds' investment income--net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset value per share.

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.



ANNUAL REPORTS                                                    JULY 31, 2007



Notes to Financial Statements (continued)


(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Funds' financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Funds' financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards
No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Funds' financial statements, if any, has not been determined.

(h) Reclassification--BlackRock MuniHoldings Fund II, Inc.--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $42,039 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of each Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC (the "Manager"). The new Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which was the limited partner.



ANNUAL REPORTS                                                    JULY 31, 2007



Notes to Financial Statements (continued)


The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Manager (and previously FAM) has agreed to reimburse its management fee by the amount of management fees each Fund pays to the Manager (and previously FAM) indirectly through its investment as described below:

                                          For the Period
                                              August 1,       For the Period
                                                 2006 to       September 30,
                                           September 29,             2006 to
                                                    2006       July 31, 2007
                                           Reimbursement       Reimbursement
                          Investment              by FAM      by the Manager

                       Merrill Lynch
BlackRock              Institutional
  MuniHoldings            Tax-Exempt
  Fund II, Inc.                 Fund              $    4             $    18

BlackRock                    CMA New
  MuniHoldings                Jersey
  New Jersey               Municipal
  Insured                     Money
  Fund, Inc.                    Fund              $2,005             $17,493


In addition, for BlackRock MuniHoldings New Jersey Insured Fund, Inc. the Manager (and previously FAM) has agreed to waive its management fee based on the proceeds of Preferred Stock that exceeds 35% of the Fund's total net assets. For the period ended July 31, 2007, the Manager and/or FAM earned and waived fees for BlackRock MuniHoldings New Jersey Insured Fund, Inc. as follows:

                                 For the Period             For the Period
                              August 1, 2006 to      September 30, 2006 to
                             September 29, 2006              July 31, 2007

                                     FAM                    Manager

                             Fees        Fees           Fees          Fees
                           Earned      Waived         Earned        Waived

                         $489,390     $28,255     $2,395,509      $136,027


In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM") an affiliate of the Manager, under which the Manager pays BIM for services it provides a fee equal to 59% of the management fee paid by each Fund to the Manager.

The Funds reimbursed the Manager and/or FAM for certain accounting services. The reimbursements were as follows:

                                     For the Period          For the Period
                                  August 1, 2006 to      September 30, 2006
                                 September 29, 2006        to July 31, 2007
                                      Reimbursement           Reimbursement
                                             by FAM          by the Manager

BlackRock MuniHoldings
  Fund II, Inc.                              $1,065                  $4,023

BlackRock MuniHoldings
  New Jersey Insured
  Fund, Inc.                                 $2,160                  $8,323


Prior to September 29, 2006, certain officers and/or directors of the Funds were officers and/or directors of FAM, MLIM, and/or Merrill Lynch.

Commencing September 29, 2006 certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2007 were as follows:
                                                                  BlackRock
                                                               MuniHoldings
                                          BlackRock              New Jersey
                                       MuniHoldings                 Insured
                                      Fund II, Inc.              Fund, Inc.

Total Purchases                         $40,686,434            $ 91,984,064
Total Sales                             $41,954,306            $113,860,012


4. Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

BlackRock MuniHoldings Fund II, Inc.

Shares issued and outstanding during the year ended July 31, 2007 and the year ended July 31, 2006 increased by 4,645 and 21,687, respectively, as a result of dividend reinvestment.

BlackRock MuniHoldings New Jersey Insured Fund, Inc.

Shares issued and outstanding during the year ended July 31, 2007 and the year ended July 31, 2006 increased by 72,669 and 122,432, respectively, as a result of dividend reinvestment.



ANNUAL REPORTS                                                    JULY 31, 2007



Notes to Financial Statements (continued)


Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 2007 were as follows:

                                                               BlackRock
                                                            MuniHoldings
                                       BlackRock              New Jersey
                                    MuniHoldings                 Insured
                                   Fund II, Inc.              Fund, Inc.

Series A                                   3.59%                   3.10%
Series B                                   3.60%                   3.10%
Series C                                      --                   3.05%
Series D                                      --                   2.95%
Series E                                      --                   3.15%


Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended July 31, 2007, Merrill Lynch, Pierce,
Fenner & Smith Inc., an affiliate of the Manager, earned commissions as follows:

                                                              Commissions

BlackRock MuniHoldings Fund II, Inc.                           $   62,996
BlackRock MuniHoldings New Jersey
  Insured Fund, Inc.                                           $  249,226


5. Distributions to Shareholders:
Each Fund paid a tax-exempt income dividend to holders of Common Stock in the amounts of $.063000 per share and $.059000 per share relating to BlackRock MuniHoldings Fund II, Inc. and BlackRock MuniHoldings New Jersey Insured Fund, Inc., respectively, on September 4, 2007 to shareholders of record on August 15, 2007.


BlackRock MuniHoldings Fund II, Inc.

The tax character of distributions paid during the fiscal years ended July 31, 2007 and July 31, 2006 was as follows:

                                           7/31/2007            7/31/2006
Distributions paid from:
  Tax-exempt income                     $   11,685,098       $   12,717,464
                                        --------------       --------------
Total distributions                     $   11,685,098       $   12,717,464
                                        ==============       ==============

As of July 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed tax-exempt income--net                         $      916,198
Undistributed ordinary income--net                                   42,039
Undistributed long-term capital gains--net                              --
                                                             --------------
Total undistributed earnings--net                                   958,237
Capital loss carryforward                                     (13,859,278)*
Unrealized gains (losses)--net                                 11,675,763**
                                                             --------------
Total accumulated earnings--net                              $  (1,225,278)
                                                             ==============

 * On July 31, 2007, the Fund had a net capital loss carryforward of $13,859,278, of which $872,684 expires in 2008, $12,107,981 expires in 2009, $689,205 expires in 2010 and $189,408 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.


BlackRock MuniHoldings New Jersey Insured Fund, Inc.

The tax character of distributions paid during the fiscal years ended July 31, 2007 and July 31, 2006 was as follows:

                                            7/31/2007            7/31/2006
Distributions paid from:
  Tax-exempt income                     $   22,294,792       $   23,875,126
                                        --------------       --------------
Total distributions                     $   22,294,792       $   23,875,126
                                        ==============       ==============


As of July 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                        $      951,189
Undistributed long-term capital gains--net                              --
                                                             --------------
Total undistributed earnings--net                                   951,189
Capital loss carryforward                                     (23,204,907)*
Unrealized gains (losses)--net                                 16,509,968**
                                                             --------------
Total accumulated losses--net                                $  (5,743,750)
                                                             ==============

 * On July 31, 2007, the Fund had a net capital loss carryforward of $23,204,907, of which $22,969,013 expires in 2009 and $235,894 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains/(losses) is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.



ANNUAL REPORTS                                                    JULY 31, 2007



Notes to Financial Statements (concluded)


6.  Restatement Information:

Subsequent to the initial issuance of their July 31, 2006 financial statements, the Funds determined that the criteria for sale accounting in FAS 140 had not been met for certain transfers of municipal bonds, and that these transfers should have been accounted for as secured borrowings rather than as sales.
As a result, certain financial highlights for each of the three years in the period ended July 31, 2005 have been restated to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.


BlackRock MuniHoldings Fund II, Inc.

Financial Highlights
For the Years Ended July 31, 2005, 2004 and 2003

                                                      2005                          2004                        2003

                                         Previously                    Previously                  Previously
                                          Reported       Restated       Reported     Restated       Reported     Restated
Total expenses, net of
  reimbursement*                             1.19%         1.27%         1.21%        1.30%         1.26%         1.38%
Total expenses*                              1.19%         1.27%         1.22%        1.31%         1.26%         1.38%
Portfolio turnover                          45.11%           38%        31.03%          29%        44.03%           42%

 * Do not reflect the effect of dividends to Preferred Stock shareholders.



BlackRock MuniHoldings New Jersey Insured Fund, Inc.

Financial Highlights
For the Years Ended July 31, 2005, 2004 and 2003



                                                      2005                          2004                        2003

                                           Previously                  Previously                  Previously
                                            Reported     Restated       Reported     Restated       Reported     Restated
Total expenses, net of waiver
  and reimbursement**                        1.14%         1.25%         1.13%        1.19%         1.15%        1.23%
Total expenses**                             1.20%         1.31%         1.21%        1.27%         1.23%        1.31%
Portfolio turnover                          29.61%           29%         8.53%           8%        28.89%          28%

 ** Do not reflect the effect of dividends to Preferred Stock shareholders.



ANNUAL REPORTS                                                    JULY 31, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Boards of Directors of BlackRock MuniHoldings Fund II, Inc. and
BlackRock MuniHoldings New Jersey Insured Fund, Inc.:

We have audited the accompanying statements of net assets, including the schedules of investments, of BlackRock MuniHoldings Fund II, Inc. (formerly MuniHoldings Fund II, Inc.) and BlackRock MuniHoldings New Jersey Insured Fund, Inc. (formerly MuniHoldings New Jersey Insured Fund, Inc.) (the "Funds") as of July 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended July 31, 2005 (before the restatement described in Note 6) were audited by other auditors whose report, dated September 12, 2005, expressed a qualified opinion on the financial highlights because of the errors described in Note 6.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of BlackRock MuniHoldings Fund II, Inc. and BlackRock MuniHoldings New Jersey Insured Fund, Inc. referred to above, present fairly, in all material respects, their financial position as of July 31, 2007, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments, applied by management, to restate certain financial highlights for each of the three years in the period ended July 31, 2005 to correct the errors described in Note 6. These adjustments are the responsibility of the Funds' management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated financial highlights for each of the three years in the period ended July 31, 2005. We did not perform any audit procedures designed to assess whether any additional adjustments to such financial highlights might be necessary in order for such financial highlights to be presented in conformity with generally accepted accounting principles. In our opinion, the adjustments to the financial highlights for each of the three years in the period ended July 31, 2005 described in Note 6 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to such financial highlights other than with respect to the adjustments described in
Note 6 and, accordingly, we do not express an opinion or any other form of assurance on such financial highlights.


Deloitte & Touche LLP
Princeton, New Jersey

September 24, 2007



ANNUAL REPORTS                                                    JULY 31, 2007



Automatic Dividend Reinvestment Plan


How the Plan Works--The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not effect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.



ANNUAL REPORTS                                                    JULY 31, 2007



Change in Fund's Independent Registered Public Accounting Firm


On August 28, 2006, Ernst & Young LLP ("E&Y") resigned as the Independent Registered Public Accounting Firm of BlackRock MuniHoldings Fund II, Inc. and BlackRock MuniHoldings New Jersey Insured Fund, Inc. (the "Funds") because it was determined that E&Y is not independent of BlackRock, Inc. and the Funds.

E&Y's reports on the financial statements of the Funds for the prior three fiscal years did not contain an adverse opinion or a disclaimer of opinion and except for the restatement of information contained in Note 6 to the Financial Statements, were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the prior three fiscal years and through August 28, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of each Fund's Board of Directors approved the engagement of Deloitte & Touche LLP as each of the Fund's Independent Registered Public Accounting Firm for the fiscal years ended July 31, 2006 and July 31, 2007.


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in
                      Position(s)    Length of                                                   Fund Complex   Other Public
Name, Address         Held with      Time                                                        Overseen by    Directorships
and Year of Birth     Funds          Served     Principal Occupation(s) During Past 5 Years      Director       Held by Director
Interested Director

Robert C. Doll, Jr.*  Fund           2005 to    Vice Chairman and Director of BlackRock, Inc.,   120 Funds      None
P.O. Box 9011         President      present    Global Chief Investment Officer for Equities,    161 Portfolios
Princeton,            and                       Chairman of the BlackRock Retail Operating
NJ 08543-9011         Director                  Committee, and member of the BlackRock
1954                                            Executive Committee since 2006; President
                                                of the funds advised by Merrill Lynch
                                                Investment Managers, L.P. ("MLIM") and its
                                                affiliates ("MLIM/FAM-advised funds")
                                                from 2005 to 2006 and Chief Investment Officer
                                                thereof from 2001 to 2006; President of MLIM
                                                and Fund Asset Management, L.P. ("FAM") from
                                                2001 to 2006; Co-Head (Americas Region) thereof
                                                from 2000 to 2001 and Senior Vice President from
                                                1999 to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") and President
                                                of Princeton Administrators, L.P. ("Princeton
                                                Administrators") from 2001 to 2006; Chief
                                                Investment Officer of OppenheimerFunds, Inc. in
                                                1999 and Executive Vice President thereof from
                                                1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Boards of Directors.


ANNUAL REPORTS                                                    JULY 31, 2007


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in
                      Position(s)    Length of                                                   Fund Complex   Other Public
Name, Address         Held with      Time                                                        Overseen by    Directorships
and Year of Birth     Funds          Served     Principal Occupation(s) During Past 5 Years      Director       Held by Director

Independent Directors*

Ronald W. Forbes**    Director       1998 to    Professor Emeritus of Finance, School of         46 Funds       None
P.O. Box 9095                        present    Business, State University of New York at        48 Portfolios
Princeton,                                      Albany since 2000 and Professor thereof from
NJ 08543-9095                                   1989 to 2000; International Consultant, Urban
1940                                            Institute, Washington, D.C. from 1995 to 1999.


Cynthia A. Montgomery Director       1998 to    Professor, Harvard Business School since 1989;   46 Funds       Newell
P.O. Box 9095                        present    Associate Professor, J.L. Kellogg Graduate       48 Portfolios  Rubbermaid, Inc.
Princeton,                                      School of Management, Northwestern                              (manufacturing)
NJ 08543-9095                                   University from 1985 to 1989; Associate
1952                                            Professor, Graduate School of Business
                                                Administration, University of Michigan from
                                                1979 to 1985; Director, Harvard Business School
                                                Publishing since 2005; Director, McLean Hospital
                                                since 2005.


Jean Margo Reid       Director       2004 to    Self-employed consultant since 2001; Counsel     46 Funds       None
P.O. Box 9095                        present    of Alliance Capital Management (investment       48 Portfolios
Princeton,                                      adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                   Secretary of Sanford C. Bernstein & Co., Inc.
1945                                            (investment adviser/broker-dealer) from 1997 to
                                                2000; Secretary, Sanford C. Bernstein Fund, Inc.
                                                from 1994 to 2000; Director and Secretary of SCB,
                                                Inc. since 1998; Director and Secretary of SCB
                                                Partners, Inc. since 2000; and Director of
                                                Covenant House from 2001 to 2004.


Roscoe S. Suddarth    Director       2000 to    President, Middle East Institute, from           46 Funds       None
P.O. Box 9095                        present    1995 to 2001; Foreign Service Officer, United    48 Portfolios
Princeton,                                      States Foreign Service, from 1961 to 1995 and
NJ 08543-9095                                   Career Minister from 1989 to 1995; Deputy
1935                                            Inspector General, U.S. Department of State,
                                                from 1991 to 1994; U.S. Ambassador to the
                                                Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West       Director       1998 to    Professor of Finance from 1984 to 1995, Dean     46 Funds       Bowne & Co., Inc.
P.O. Box 9095                        present    from 1984 to 1993 and since 1995 Dean Emeritus   48 Portfolios  (financial
Princeton,                                      of New York University's Leonard N. Stern                       printers);
NJ 08543-9095                                   School of Business Administration.                              Vornado Realty
1938                                                                                                            Trust (real estate
                                                                                                                company);
                                                                                                                Alexander's, Inc
                                                                                                                (real estate
                                                                                                                company)


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of each Board of Directors and Audit Committee.


ANNUAL REPORTS                                                    JULY 31, 2007


Officers and Directors (concluded)

                      Position(s)    Length of
Name, Address         Held with      Time
and Year of Birth     Funds          Served     Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke       Vice           1993 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011         President      present    Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton,            and            and        in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
NJ 08543-9011         Treasurer      1999 to    thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
1960                                 present




Karen Clark           Fund Chief     2007 to    Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011         Compliance     present    BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton,            Officer                   2007; Principal and Senior Compliance Officer, State Street Global Advisors,
NJ 08543-9011                                   from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998
1965                                            to 2001; and Branch Chief, Division of Investment Management and Office of
                                                Compliance Inspections and Examinations, U.S. Securities and Exchange Commission,
                                                from 1993 to 1998.


Alice A. Pellegrino   Secretary      2004 to    Director of BlackRock, Inc. from 2006 to 2007; Director (Legal Advisory) of MLIM
P.O. Box 9011                        2007       from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton,                                      with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
NJ 08543-9011                                   Princeton Services from 2004 to 2006.
1960

 * Officers of the Funds serve at the pleasure of the Boards of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


Investment Objectives


BlackRock MuniHoldings Fund II, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

BlackRock MuniHoldings New Jersey Insured Fund, Inc. seeks to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.



ANNUAL REPORTS                                                    JULY 31, 2007



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Important Tax Information


All of the net investment income distributions paid by BlackRock MuniHoldings Fund II, Inc. and BlackRock MuniHoldings New Jersey Insured Fund, Inc. during the taxable year ended July 31, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.


Fund Certification


In February 2007, MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


ANNUAL REPORTS                                                    JULY 31, 2007


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent:
           (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ended July 31, 2007 - $52,850
                                    Fiscal Year Ended July 31, 2006 - $28,000

           (b) Audit-Related Fees - Fiscal Year Ended July 31, 2007 - $3,500
                                    Fiscal Year Ended July 31, 2006 - $3,500

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -           Fiscal Year Ended July 31, 2007 - $6,100
                                    Fiscal Year Ended July 31, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ended July 31, 2007 - $0
                                    Fiscal Year Ended July 31, 2006 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ended July 31, 2007 - $716,433
               Fiscal Year Ended July 31, 2006 - $2,196,250

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $225,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Ronald W. Forbes
           Cynthia A. Montgomery
           Jean Margo Reid
           Roscoe S. Suddarth
           Richard R. West
           Edward D. Zinbarg (retired as of December 31, 2006)

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

           Proxy Voting Policies and Procedures Applicable to the Fund
           -----------------------------------------------------------

           Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

           From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

           In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Manager has adopted specific voting guidelines with respect to the following proxy issues:

           * Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

           * Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

           * Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

           * Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

           * Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

           * Routine proposals related to requests regarding the formalities of corporate meetings.

           * Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

           * Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

           Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of July 31, 2007

           (a)(1) BlackRock MuniHoldings New Jersey Insured Fund, Inc. is managed by a team of investment professionals comprised of Timothy
           T. Browse, Vice President at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Browse is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Browse has been the Fund's portfolio manager since 2006.

           Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. Browse joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice President (Municipal Tax-Exempt Fund Management) of MLIM from 2004 to 2006. He has been a portfolio manager with BlackRock or MLIM since 2004.

           (a)(2) As of July 31, 2007:


                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                              Other                                      Other
         (i) Name of        Registered    Other Pooled                 Registered    Other Pooled
         Portfolio          Investment     Investment       Other      Investment     Investment      Other
         Manager            Companies       Vehicles       Accounts    Companies       Vehicles      Accounts

         Timothy T.
         Browse                     17              0             0          0                0             0
                       $ 4,015,778,273    $         0            $0         $0      $         0            $0

         Walter
         O'Connor                   80              0             0          0                0             0
                       $28,488,680,097    $         0            $0         $0      $         0            $0

         Theodore R.
         Jaeckel, Jr.               80              1             0          0                1             0
                       $28,488,680,097    $33,459,212            $0         $0      $33,459,212            $0

         (iv) Potential Material Conflicts of Interest

           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of July 31, 2007:

                 Portfolio Manager Compensation

                 Compensation Program

                 The elements of total compensation for portfolio managers on BlackRock's municipal team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

                 Base compensation

                 Like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

                 Performance-Based Compensation

                 BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of single-state, closed-end, New Jersey municipal debt funds over 1-, 3- and 5- year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

                 Long-Term Retention and Incentive Plan (LTIP)

                 The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

                 Cash Bonus

                 Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

                 Stock Bonus

                 A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

                 Other Compensation Programs

                 Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

                 Other Benefits

                 Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

           (a)(4) Beneficial Ownership of Securities.    As of July 31, 2007,
           none of Messrs. Browse, Jaeckel or O'Connor beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock MuniHoldings New Jersey Insured Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.
       Chief Executive Officer (principal executive officer) of
       BlackRock MuniHoldings New Jersey Insured Fund, Inc.


Date: September 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer (principal executive officer) of
       BlackRock MuniHoldings New Jersey Insured Fund, Inc.


Date: September 20, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer (principal financial officer) of
       BlackRock MuniHoldings New Jersey Insured Fund, Inc.


Date: September 20, 2007